1

COAST BUSINESS CREDIT(R)

                 EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

BORROWER:         NTN COMMUNICATIONS, INC.
ADDRESS:          5966 LA PLACE COURT, SUITE 100
                  CARLSBAD, CALIFORNIA 92008

BORROWER:         BUZZTIME ENTERTAINMENT, INC.
ADDRESS:          5966 LA PLACE COURT, SUITE 100
                  CARLSBAD, CALIFORNIA 92008

BORROWER:         NTN WIRELESS COMMUNICATIONS, INC.
ADDRESS:          5966 LA PLACE COURT, SUITE 100
                  CARLSBAD, CALIFORNIA 92008

DATE:             AS OF NOVEMBER 23, 2002

THIS EIGHTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT ("Eighth Amendment") is entered into as of the above date between COAST BUSINESS CREDIT, a division of Southern Pacific Bank ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1400, Los Angeles, California 90025, on the one hand and NTN Communications, Inc. ("NTN"), Buzztime, Inc. ("Buzztime") and NTN Wireless Communications, Inc. ("Wireless") on the other hand, whose chief executive offices are located at the above address ("Borrower's Address"). NTN, Buzztime and Wireless shall hereinafter be jointly and severally referred to as Borrower. This Eighth Amendment shall for all purposes be deemed to be a part of the Loan and Security Agreement, as amended ("Agreement") and the Schedule to the Agreement, as amended ("Schedule"), and the same is an integral part of the Agreement and Schedule.

                              CONSENT AND APPROVAL

1. Coast hereby consents and approves Borrower's request to downstream to Wireless up to a total amount at any one time outstanding Seven Hundred Fifty Thousand Dollars ($750,000.00).

                                   AMENDMENTS

1.       Section 8.1 (9) of the Schedule is hereby amended to read as follows:

     " Notwithstanding the preceding, Borrower may downstream up to a total amount at any one time outstanding of Seven Hundred Fifty Thousand Dollars ($750,000.00) to its Affiliate, NTN Wireless Communications, Inc."

CONDITIONS PRECEDENT TO EFFECTIVENESS OF EIGHTH AMENDMENT

1. Borrowers shall execute and deliver this Eighth Amendment to Coast.

     EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN, ALL OF THE TERMS AND CONDITIONS OF THE LOAN AND SECURITY AGREEMENT AND ALL OTHER DOCUMENTS AND AGREEMENTS BETWEEN COAST AND BORROWER SHALL CONTINUE IN FULL FORCE AND EFFECT AND THE SAME ARE HEREBY RATIFIED AND AFFIRMED. THE WAIVERS AND CONSENTS CONTAINED HEREIN DO NOT CONSTITUTE A WAIVER OR CONSENT OF ANY OTHER PROVISION OR TERM OF THE LOAN AND SECURITYAGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT, NOR AN AGREEMENT TO WAIVE OR CONSENT TO ANY TERM OR CONDITION OF THE LOAN AND SECURITY AGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT IN THE FUTURE.

     Borrower:

     NTN COMMUNICATIONS, INC.


     By:_______________________________
        Stanley B. Kinsey, CEO


     And by:____________________________
            James B. Frakes, CFO

     Borrower:

     BUZZTIME ENTERTAINMENT, INC.


     By:_______________________________
        V. Tyrone Lam, President

     And by:____________________________
            James B. Frakes, CFO

                     Signatures continue on separate page 3

     Borrower:

     NTN WIRELESS COMMUNICATIONS, INC.


     By:__________________________
     Name:  Mark de Gorter, President

     And by:_______________________
     Name:  Kathy Miles, Secretary

     Coast:

     COAST BUSINESS CREDIT, a division of Southern Pacific Bank


     By:_______________________________
        Darrell Daniel, Vice President

   Continued Signature page to Eighth Amendment to Loan and Security Agreement